UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                                 ______________

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  AUGUST 10, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          NEVADA                       000-52782                90-0335743
____________________________    ________________________    ___________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


          20333 STATE HIGHWAY 249, SUITE 200
                    HOUSTON, TEXAS                              77070
       ________________________________________               __________
       (Address of principal executive offices)               (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on July 21, 2009, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company"), authorized the execution of a senior secured bridge loan with a maturity date of December 1, 2009 (the "Loan Agreement"). The Loan Agreement represents a $3,500,000 bridge loan financing with Guggenheim Corporate Fudning LLC ("Guggenheim"). As of August 10, 2009, the Company closed the $3,500,000 bridge loan financing and $1,700,000 has been advanced to the Company with the remaining $1,8000,000 to be advanced after certain conditions are met. The term financing also proposes non-binding conditions for a $10,000,000 senior secured advancing line of credit to be further negotiated between the Company and Guggenheim.

The Company secured the bridge loan financing based upon its participation as a working interest partner in the drilling and completion of the Griffith No. 1 well in the Company's East Holly project located in DeSoto Parish, Louisana. The proceeds from the $3,500,000 will be generally used to fund near-term drilling and completion capital requirements associated with the two additional Haynesville shale wells in the Company's East Holly project area and to acquire oil and gas leases related to the Company's recently announced Mississippi prospect.

The first advance to be made by Guggenheim to the Company under the terms and provsions of the Loan Agreement is in the amount of $2,500,000 (the "Initial Advance") to: (i) fund cash calls related to the Company's Dehan 15-1 well in an amount not to exceed $1,500,000; (ii) fund cash calls related to the Stevenson-Douglas 16-1 well and general and administrative expenses in an aggregate amount not to exceed $900,000; and (iii) pay the Company's out of pocket legal expenses and closing fees related to the bridge loan financing in an amount not to exceed $100,000. The second advance shall be made subject to certain conditions in the amount of $1,000,000 to fund expenses related to the acquisition of acreage in the Buena Vista Prospect.

In the event the Company  determines  to pursue the  $10,000,000  line of credit
facility,   Guggenheim   shall  have  the  opportunity  to  participate  in  the
Mississippi project with up to a 10% working interest.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    10.1 Senior Secured Bridge Loan by and among Mainland Resources Inc., Guggenheim Corporate Funding LLC, and The Lenders Signatory Hereto dated August 10, 2009.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MAINLAND RESOURCES, INC.


DATE: August 11, 2009

                            /s/ MICHAEL J. NEWPORT
                            ________________________________________
                            Name: Michael J. Newport
                            Title: President/Chief Executive Officer


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